Cyclone Power

2011 Shareholder Open House

Legal Disclaimers

Certain statements in this presentation may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this presentation, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. The company cautions that these forward-looking statements are further qualified by other factors. The company undertakes no obligation to publicly update or revise any statements in this release, whether as a result of new information, future events or otherwise.

Welcome Cyclone Shareholders and supporters!

9:30 – 10:30: View engines and tour facility

10:30 – 10:45: Introductions

10:45 – 11:15: Technical Presentation of Harry Schoell, Chairman & CEO

11:15 – 11:45: Business Presentation of Christopher Nelson, President

11:45 – 12:15: Q&A

Introductions to our Team

Management & Admin

Harry Schoell- Chairman and CEO
Frankie Fruge- Director and COO
Christopher Nelson- President & General Counsel
James Landon- Director
Bruce Schames- Chief Financial Officer

Branddi Ziros- Executive Assistant
Doug Hutchinson- Business Development
Ken Baker – IT
John Phillips – Marketing
Wilson McQueen - Marketing

Engineers

Harry Schoell- Inventor
Allen Brown - Senior Engineering Fellow
Michael Hodgson - Chief Engineer
Vaughn Usher – Project Engineers – Mark V
Travis Love - Engineer - WHE
Koen Ambrose – Engineer - S2
Robert Cliborne – Engineer – S-1
Stan Stankovic – Engineer
Chuk Williams (TEAM STEAM USA)

Technicians

Aubrey England
Nick Miller
Kevin Nibblock
Brian Rickman
Jay Ramnanan
Ravi England
Gerald Smith
Orlando Gutierrez

Support Team

Joel Mayersohn – SEC Counsel
Robert Downey – Patent Attorney
Joe Berkovitz – Auditors
Howard Gostfrand – Investor Relations
Will Wellons- Public Relations
Eric Haley- Public Relations
Roger Ballentine – D.C. Affairs
Steve Magami – Investment Banking
John Coppolino – Investment Banking

Harry Schoell
Chairman and CEO

Genesis of an Idea & Company

- Anticipating need for **clean-air** engines
  - & **multi-fuel** operations
- Study of steam power from early age
- Research – including feasibility from FAU
- 2004 – First shareholder
- 2006 – First patent
- 2008 – First customers and funded projects


CYCLONE POWER TECHNOLOGIES INC.
954-943-8721
PATENTED. U.S. PATENT NO. 7,080,512
OTHER PATENTS PENDING, U.S. AND FOREIGN

Patent filings to protect idea

Driving Forces for Cyclone



CYCLONE POWER ENGINE

1.Environmentally Friendly
External combustion

2.Multi-Fuel Capable
Solid, Liquid, Gas, Solar, Waste Heat ...

3.Inexpensive to Manufacture
Less Parts Than IC Engine

4.Efficiency
Our engines have been dyno tested and have achived over 30% efficiency.

5. More Applications Then Any Other Power Producer

From the depths of the ocean to the reaches of outer space

CYCLONE POWER TECHNOLOGIES

Cyclone Power Technologies

Building an Engineering Team

From Harry, Frankie and Mike

TO



Chief Engineer
Mike
Inventing
Harry
INFORMATION
Management
WHE25
Engineer
Project Leader
Travis
Stanley
Sustaining
Engineer
Mark 5
Engineer
Project Leader
Vaughn
Kevin
Precision
Technician
S2
Koen
Robert
Engineer
Fabrication
Supervisor
Brian
Research
Brownie
Mechanic
Jay
Mechanic
Nick
Mechanic
Aubry
Mechanic
Gerald
Welding
Ravi

Product

Capital

Marketing

Develop the Right Product, and do it Right !

ELECTRIC CAR MYTHS EXPLORED

#1. MORE EFFICIENCY, LESS POLLUTION……







ENERGY SOURCE: POWERPLANT, FUELED BY COAL, OIL OR GAS. FUEL HAS 100% ENERGY, BUT IS BURNED IN RANKINE CYCLE STEAM TURBINE, WHICH IS A MAXIMUM OF 48% EFFICIENT.



THE STEAM TURBINE TURNS A DYNAMO, WHICH PRODUCES VERY HIGH VOLTAGE ELECTRICITY AT 90% EFFICIENCY.

POWER IS TRANSMITTED BY POWERLINES AT 94% EFFICIENCY. HIGH VOLTAGE IS REDUCED BY TRANSFORMER(S) AT 98% EFFICIENCY.



THE CAR CHARGER IS 90% EFFICIENT, AND IT CHARGES BATTERIES WHICH ARE 90% EFFICIENT.

POWER FROM THE BATTERIES DRIVE THE CAR MOTOR WHICH IS ALSO IN THE 90% RANGE.

RESULT: LESS THAN 30% "WELL TO WHEEL" EFFICIENCY.

MAJOR POLLUTION FROM FOSSIL FUELED POWERPLANTS.

NO FREE RIDES, FOLKS………

CYCLONE BUS

Dual Mark 5 Engines



* High Torque
* No Transmission
* Clean Combustion
* No Oil Changes
* Low Maintenance

* Multi Fuel Capable
  - Gasoline
  - Diesel
  - Algae
  - Or any mixture of fuels

Internal Combustion Automotive Engines

vs

Cyclone Automotive Engines

Parts Comparison



Recent Progress

Overcome many technological hurdles in 2011

- Bearings
- Valves
- Condensing
- Combustion
- Pumps





R&D takes time…

- Unchartered ground – "lost" technology
- New materials and methods
- Funding

Testing Engines & Components











Innovating for the Future

3-J



CYCLONE ENGINE POWERED CAR
TWO NOZZLES
IN ONE PACKAGE
HOT TOP TANK HOSE NOZZLE
COLD BOTTOM TANK HOSE NOZZLE
HOT IN
COLD OUT
HEAT CAN BE PROVIDED
FROM ANY HEAT SOURCE
CLEAN FUELS-LIQUIDS, SOLID OR GASEOUS FUELS
INCLUDING SOLAR/THERMAL
FUEL COMBUSTOR
RANGE EXTENDER
COLD
CYCLONE ENGINE
CONTENT IS NOT UNDERPRESSURE
(TSU)
THERMAL STORAGE UNIT
CONTAINED IN A VACUUM CONTAINER





933



CYCLONE MARK V ENGINE
AUTOMOTIVE INSTALATION
CAR WT 3000 LBS
22 SQF FRONTAL AREA
.25 WIND RESISTANCE
10% HP ROLLING RESISTANCE
79.5 MPG
61.7 MPG
51.8 MPG
43.7 MPG
39.6 MPG
34.5 MPG
27.8 MPG

Undersea to Outerspace


Submarine powered by diesel engine requires :
Diesel motor
Electric motor
Battery/electric motor/dynamo
Large supply of batteries
Charge rate approxy 30% to fuel
Electric motor 80%dynamo
Slow charge rate
TOTAL FUEL EFFICIENCY19.2%
Submarine powered by Cyclone engine requires :
1. Cyclone Motor
2. Motor runs on surface using diesel or other fuels
3. Charge TSU at 95%
4. Run underwater @ 33% efficiency
5. Min of 3 x charge rate for same fuel
6. Total silence
7. Motor can run also on mono propellant
8. Motor can charge- make instant fillup of TSU*
TOTAL FUEL EFFICIENCY 28%
Submarine powered by lithium ion batteries requires:
Large storage area
Batteries require substantial time to get charged
Batteries have low power density
Batteries are expensive
Batteries are dangerous
Power loss -leak down rate can be considerable
TOTAL "FUEL"- ENERGY- EFFICIENCY IS LOWER THAN FUEL EFFICIENCY OF DIESEL OR CYCLONE POWERED SUBMARINES
ENGINE ROOM
BALLAST
8,500
BATTERY
TSU
FUEL
FUEL
BALLAST
8,500
DROP BALLAST
SURFACE OPERATION
Fuel can be used
to charge TSU*
to run the engine
Below the surface
The Engine will
run on the TSU*
CYCLONE'S
MARK VI ENGINE
LOA 66'
DIA OD 7'
DIA ID 6'
4 MAN CREW
* TSU (THERMAL STORAGE UNIT)

Christopher Nelson
President and General Counsel

Mission Statement

World-Class, Clean-Tech Engineering Co.

providing

Game-Changing Technologies

to

Defense,

Power Generation &

Transportation Sectors

Guiding Principles

<u>Dedication</u> to the mission

<u>Focus</u> on critical paths to market

Developing <u>scientific</u> approaches

Building upon the <u>core technology</u>

Continuing to <u>innovate and invent</u>

Defining our Business Model

Revenue from:

- Engineering fees – design, prototyping, integration support
- License fees and royalties from upstream partners (manuf.)
- Sales of engines to downstream customers (OEM)
- Waste Heat Recovery (subsidiary) – installation of total systems

Benefits of Model:

- Limited overhead, higher margins
- Vertical synergies with manufacturers and product integrators
- Focus on engine development – core competencies

Building a Top Team



35
30
25
20
15
10
5
0
2009
2010
2011
2012 E
Mgnt
Tech
Total

Team has almost doubled in last year.

We continue to recruit high skilled engineers, mechanics and tech personnel.

Looking at Florida's Space Coast for additional specialized talent 2012.

Expand our Capacity

Current – 8,000 sf.

Need – 20,000+ sf.

Uses – Engineering
Quality Control
Receiving
Production / Assembly
Testing
Inventory

Growth - In-house machine shop
Application integration
Technology incubator

Timing – Mid -2012



Cyclone Power Technologies
Engineering Design Center
Bottom Floor
Street
Fiberglass
Fuel
Dyno Testing Electronic Controls
~2,800+– 4,000 Sqf
Parking
Integration
~24,000 Sqf
Machine Shop
~21,800 Sqf
Cyclone
Production
~16,700 Sqf
Parking
Cyclone
First Floor
~11,700 Sqf
Engineering
Parking

Develop Strategic Alliances

Current

Raytheon

renovalia energy

U.S. ARMY

COMMITTED TO EXCELLENCE

COMBiLIFT

TopLine Automotive Engineering, Inc.

In Process

High-tech machine shop

Electronics/controls integrator

High volume manufacturing

Downstream partners:

Co-generation (CHP)

Waste Heat Recovery

Biomass / bio-fuels

Automotive

Marine power

Funding and Revenue

Raised $1.2 mm in 2011 through Preferred and Common sales

Moving forward:

$2.5 million raise in Q1 – Q2 ➡ Covers operations 12+ months

$7.5 million raise in Q3 – Q4 ➡ Funds expansion and integration

Revenue from Raytheon, U.S. Army and Combilift started in 2011

Will continue through mid 2012

Additional revenue expected through new engineering, development and prototype sales through 2012 and beyond

Goal to achieve operational break-even by Q4 2012

Critical Paths to Market

Milestone Color Table

Design and Drawings
Initial Prototypes
Performance Testing and Modifications
Pre-Production Prototypes
Final Durability and Performance Testing
Final Modifications and Design Stop
Production Ramp-Up / Commence



WHE-25



S-1



S-2



Mark V

	2012 Q1	2012 Q2	2012 Q3	2012 Q4	2013 Q1	2013 Q2	2013 Q3	2013 Q4
WHE-25	Phoenix Delivery	Prototype Sales	WHR Pilot Programs	Product Sales				
S-1		Prototype Sales			Product Orders	Product Sales		
S-2			Army Delivery	Prototype Sales			Product Orders	Product Sales
Mark V	Raytheon Delivery	Prototype Sales			Product Orders	Product Sales		

Current estimates

Addressable Market Potential

Industry	Applications	Advantages over Competitive Technologies	Revenue Potential from Addressable Markets*
Defense 	(5kW to 300kW) Power Gen, Underwater, Transport	All Fuel Capable Higher power density Less expensive	$500 MM+
Distributed Power Gen 	(5kW to 500kW) Primary & Standby CHP	All Fuel Capable (Bio-Fuel/Waste Fuels) Cleaner Emissions Higher power density Less expensive	$1 Bn+
Waste Heat Recovery 	(5kW to 50kW) Industrial Furnaces Engines/Turbines Gas Flares	Variable heat robustness Higher power density Less expensive	$250 MM+
Solar 	(5kW to 500kW) Concentrating Dishes Heliostat Towers	Smaller/Lighter Thermal Efficiencies Self-Starting	$250 MM+
Transportation 	(100hp to 500hp) Automobiles, Trucks, Buses, Boats, Trains	All Fuel Capable Cleaner Emissions Higher power density Less expensive	$1 Bn+

* Rough market estimates

2011 Accomplishments

Awarded contract with **U.S. Army**

Received contract from **Raytheon**

Signed license agreement with **Combilift**

Entered manufacturing agreement with **TopLine**

Moved to **OTCQB** and became fully **SEC** reporting

Received 15 additional **patents** in U.S. & worldwide

2012 Goals

- **Complete contracts** by delivering finished, replicable engines
- **Ramp-up production** capabilities to complete 30 to 40 prototype engines for sale to current and **new customers**
- Start **small-scale production** of WHE engine and systems
- **Complete financing** required to fast-track development
- **Expand our team and facili**ty
- Continue **up-listing** of stock to a national exchange

CYCLONE POWER TECHNOLOGIES





Q & A Session

WHE GENERATION
A Division of Cyclone Power®



TEAM STEAM USA
"Soon to be..."
The Fastest Steam Car on Earth


933
S/S